UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 24, 2004



                       FELCOR LODGING TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)


     Maryland                       1-14236                      75-2541756
 (State or other                 (Commission                 (I.R.S. Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)


 545 E. John Carpenter Freeway
 Suite 1300
 Irving, Texas                                                       75062
    (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (972) 444-4900



(Former name or former address, if changed since last report.)

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Item 5. Other Events and Regulation FD Disclosure

     This current report on Form 8-K is being filed for the purpose of setting forth certain exhibits.


Item 7. Financial Statements and Exhibits

        (a)     Financial statements of businesses acquired.

                Not applicable.

        (b)     Pro forma financial information.

                Not applicable.

        (c)     Exhibits.

                The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

                Exhibit
                Number          Description of Exhibit

                99.1 Press Release, dated June 25, 2004, related to the pricing of FelCor Lodging Limited Partnership's Senior Unsecured Notes Offering.

                99.2            Press Release, dated June 28, 2004,
                                related to the commencement of FelCor Lodging Limited Partnership's tender offer for its 9-1/2% Senior Notes due 2008.


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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FELCOR LODGING TRUST INCORPORATED



Date:  June 29, 2004                    By: /s/ Lawrence D. Robinson
                                        Name:   Lawrence D. Robinson
                                        Title:  Executive Vice President,
                                                General Counsel and
                                                Secretary


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                               INDEX TO EXHIBITS


Exhibit
 Number        Description of Exhibit

   99.1 Press Release, dated June 25, 2004, related to the pricing of FelCor Lodging Limited Partnership's Senior Unsecured Notes Offering.

   99.2       Press Release,  dated June 28, 2004,  related to the commencement of FelCor Lodging Limited Partnership's tender offer for its 9-1/2% Senior Notes due 2008.